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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
PROVANT, Inc.

     We hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-53473 and 333-62109).

                                               /s/ FRIEDMAN & FULLER, P.C.
                                            ------------------------------------
                                            Friedman & Fuller, P.C.

Boston, Massachusetts
September 16, 1998